CALVERT WORLD VALUES FUND, INC.
                        CAPITAL ACCUMULATION FUND

                      Prospectus dated January 31, 1996

                      Date of Supplement: December 18, 1996

Please note the following change to Page 11 of the Prospectus:

     Scott S. Johnston is no longer associated with Apodaca-Johnston Capital Management, Inc. Apodaca-Johnston is one of the Fund's sub-advisors.